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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT
 We consent to the incorporation by reference of our report dated February 9, 2003 included in Form 10-K of ClickSoftware Technologies Ltd. for the year ended December 31, 2003 into Registration Statement Number 333-42000 on Form S-8 of ClickSoftware Technologies Ltd.

/s/ Brightman Almagor & Co.

Brightman Almagor & Co.
Certified Public Accountants
A member of Deloitte Touche Tohmatsu

Tel Aviv, Israel
March 22, 2003


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